Exhibit 10.57

CONSENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT

This CONSENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of December 1, 2004 (this "Amendment"), is entered into by and among GOTTSCHALKS INC., a Delaware corporation ("Borrower"); GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself, as a Lender, and as Agent for Lenders; THE CIT GROUP/BUSINESS CREDIT, INC., for itself, as a Lender, and as syndication agent for the Lenders ("Syndication Agent"); and the other Lenders signatory hereto.

W I T N E S S E T H

WHEREAS, Borrower, Agent, Syndication Agent, and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 1, 2004 (as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement");

WHEREAS, pursuant to Section 5.15(b) of the Credit Agreement, Borrower was required to deliver evidence of the dissolution of Gottschalks Antioch and Palmdale, Inc. to Agent on or prior to August 1, 2004. Borrower has not satisfied the requirements of Section 5.15(b). Accordingly, an Event of Default has occurred and is continuing under Section 5.15(b) of the Credit Agreement (the "Designated Default");

WHEREAS, Borrower has requested that Agent and the Lenders waive the Designated Default and extend the deadline for delivery of evidence of the dissolution of Gottschalks Antioch and Palmdale, Inc. from August 1, 2004 to March 1, 2005;

WHEREAS, subject to the satisfaction of the terms and conditions set forth herein, Agent and the Lenders are willing to grant the Borrower's requests.

NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree upon the terms and conditions set forth herein as follows:

  Relation to Credit Agreement; Definitions. This Amendment constitutes an integral part of the Credit Agreement and shall be deemed to be a Loan Document for all purposes. From and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or Annex A thereto.
  Consent and Waiver. Upon, and subject to, the satisfaction of each of the conditions set forth in Section 8 hereto, Agent and the Lenders hereby (a) consent to the amendment of Section (c)(iii)(B) of Annex C of the Credit Agreement as set forth herein, and (b) waive the Designated Default.
  Amendments to the Credit Agreement.
    Annex A to the Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

    ""Activation Notice" has the meaning ascribed to it in Annex C."

    ""Amendment No. 1" means that certain Consent and Amendment No. 1 to Credit Agreement dated as of December 1, 2004 by and among Borrower, Agent, Syndication Agent, and the Lenders signatory thereto."

    ""Amendment No. 1 Effective Date" means the date on which Amendment No. 1 becomes effective upon the satisfaction in full in the judgment of Agent of each of the conditions set forth therein."

    Annex A to the Credit Agreement is hereby further amended by amending and restating the following definitions in their entirety as follows:

    ""Loan Documents" means the Agreement, the Amendment No. 1, the Notes, the Collateral Documents, the Master Standby Agreement, the Master Documentary Agreement, and all other agreements, instruments, documents and certificates identified in the Closing Checklist executed and delivered to, or in favor of, Agent or any Lenders and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Credit Party or any employee of any Credit Party, and delivered to Agent or any Lender in connection with the Agreement or the transactions contemplated thereby. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to the Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative."

    Section 5.15(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

  "(b) Gottschalks Antioch and Palmdale. As soon as is reasonably practicable, but in no event later than March 1, 2005, Borrower shall deliver to Agent evidence of the dissolution of Gottschalks Antioch and Palmdale, Inc., satisfactory to Agent."

  Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, Borrower hereby represent and warrant that:
    The execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended by this Amendment, by Borrower: (a) are within Borrower's organizational power; (b) have been duly authorized by all necessary or proper action; (c) do not contravene any provision of Borrower's charter or bylaws or equivalent organizational documents; (d) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of Borrower other than those in favor of Agent pursuant to the Loan Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person.
    This Amendment has been duly executed and delivered by or on behalf of Borrower.
    This Amendment constitutes a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
    No Default or Event of Default has occurred (other than the Designated Default) and is continuing after giving effect to this Amendment.
    No action, claim or proceeding is now pending or, to the knowledge of Borrower, threatened against Borrower, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, (i) which challenges Borrower's right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Credit Agreement as amended hereby or any other Loan Document, or the validity or enforceability of this Amendment, the Credit Agreement as amended hereby or any other Loan Document or any action taken under this Amendment, the Credit Agreement as amended hereby or any other Loan Document or (ii) which if determined adversely, is reasonably likely to have or result in a Material Adverse Effect after giving effect to this Amendment. To the knowledge of Borrower, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.
    The representations and warranties of the Borrower contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the Amendment No. 1 Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.
  No Other Amendments. Except for the consent and waiver set forth in Section 2 of this Amendment and the amendments set forth in Section 3 of this Amendment, the Credit Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. Except as expressly set forth herein, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent, for itself and Lenders, may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time. The consent and waiver set forth in Section 2 of this Amendment is limited to the precise terms thereof, and Agent and the Lenders are not obligated to consider or consent to any additional request by Borrower for any other consent, waiver, forbearance or amendment with respect to this Amendment or any other Loan Document.
  Outstanding Indebtedness; Waiver of Claims. Borrower hereby acknowledges and agrees that as of December 1, 2004 the aggregate outstanding principal amount of the Revolving Loans is $79,392,703.73 and the aggregate outstanding principal amount of the Term Loan is $9,000,000 and that such principal amounts are payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Each Credit Party, each of their successors-in-title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under any Credit Party, for their past, present and future employees, agents, representatives, officers, directors, shareholders, and trustees, does hereby forever remise, release and discharge the Agent and each Lender and each of their respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom the Agent or any Lender would be liable if such persons or entities were found to be liable to any Credit Party, or any of them (collectively hereinafter the "Lender Parties"), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys' fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature relating to, arising out of or in connection with the Credit Agreement or any other Loan Document, including but not limited to, acts, omissions to act, actions, negotiations, discussions and events resulting in the finalization and execution of this Amendment, as, among and between the Borrower and the Lender Parties, such claims whether now accrued and whether now known or hereafter discovered from the beginning of time through the date hereof.

  Each Credit Party hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it may have under Section 1542 of the California Civil Code, or any other similar provision of any other jurisdiction, as against the Lender Parties. Section 1542 of the Civil Code of California provides:

  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

  Each Credit Party hereby acknowledges that the foregoing waiver of the Section 1542 of the California Civil Code was separately bargained for. Each Credit Party knowingly, voluntarily, intentionally and expressly waives any and all rights and benefits conferred by Section 1542, or by any law of the any state or territory of the United States or any foreign country or principle of common law that is similar or analogous to Section 1542 and agrees and acknowledges that this waiver is an essential term of this Amendment, without which the consideration would not have been given by the Agent and the Lenders to the Borrower. As to each and every claim released hereunder, each Credit Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein.

  Expenses. Borrower hereby reconfirms its obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.
  Effectiveness. This Amendment shall become effective (the "Amendment No. 1 Effective Date") only upon satisfaction in full in the judgment of the Agent of each of the following conditions:
    Documents. Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect; and
    No Material Adverse Effect. No event or circumstance shall have occurred which could reasonably be expected to have a Material Adverse Effect.
  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
  Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GOTTSCHALKS INC.

By: ___________________________

Name: J. Gregory Ambro

Title: Senior Vice President and
Chief Administrative Officer

GENERAL ELECTRIC CAPITAL

CORPORATION,

as Agent and as a Lender

By: ___________________________

Name: Todd Gronski

Title: Its Duly Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT, INC.,

as Lender

By: ___________________________

Name:

Title:

WELLS FARGO FOOTHILL, INC.,
as Lender

By: ___________________________

Name:

Title:

LASALLE RETAIL FINANCE, a division of LASALLE BUSINESS CREDIT, LLC, as agent for STANDARD FEDERAL BANK NATIONAL ASSOCIATION N.A., as Lender

By: ___________________________

Name:

Title:

CONSENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT

This CONSENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of December 1, 2004 (this "Amendment"), is entered into by and among GOTTSCHALKS INC., a Delaware corporation ("Borrower"); GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself, as a Lender, and as Agent for Lenders; THE CIT GROUP/BUSINESS CREDIT, INC., for itself, as a Lender, and as syndication agent for the Lenders ("Syndication Agent"); and the other Lenders signatory hereto.

W I T N E S S E T H

WHEREAS, Borrower, Agent, Syndication Agent, and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 1, 2004, as amended by that certain Consent and Amendment No. 1 to Credit Agreement dated as of December 1, 2004 (as from time to time further amended, restated, supplemented or otherwise modified, the "Credit Agreement");

WHEREAS, Borrower has requested that Agent and the Lenders consent to Borrower's execution and delivery of that certain Non-Negotiable Subordinated Unsecured Note Due May 30, 2009 in the form attached as Exhibit A hereto (the "New Subordinated Note"), which, upon its execution and delivery by Borrower and Harris, amends and restates the Subordinated Note;

WHEREAS, pursuant to Section 7.1 of the Credit Agreement, Borrower has requested that Agent and the Lenders consent to the extension of the Commitment Termination Date from February 1, 2007 to February 2, 2009;

WHEREAS, subject to the satisfaction of the terms and conditions set forth herein, Agent and the Lenders are willing to grant the Borrower's requests.

NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree upon the terms and conditions set forth herein as follows:

  Relation to Credit Agreement; Definitions. This Amendment constitutes an integral part of the Credit Agreement and shall be deemed to be a Loan Document for all purposes. From and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or Annex A thereto.
  Consent. Upon, and subject to, the satisfaction of each of the conditions set forth in Section 8 hereto, Agent and the Lenders hereby consent to Borrower's execution and delivery of the New Subordinated Note in the form attached as Exhibit A hereto solely to the extent that such New Subordinated Note will amend and restate the existing Subordinated Note.
  Amendments to the Credit Agreement.
    Annex A to the Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

    ""Amendment No. 2" means that certain Consent and Amendment No. 2 to Credit Agreement dated as of December 1, 2004 by and among Borrower, Agent, Syndication Agent, and the Lenders signatory thereto."

    ""Amendment No. 2 Effective Date" means the date on which Amendment No. 2 becomes effective upon the satisfaction in full in the judgment of Agent of each of the conditions set forth therein."

    ""New Subordinated Note" means the Non-Negotiable Subordinated Unsecured Note Due May 30, 2009 dated December ___, 2004 issued by Borrower in favor of Harris in an aggregate original principal amount of $22,179,598.00, which, upon its execution and delivery, amends and restates the Subordinated Note."

    Annex A to the Credit Agreement is hereby further amended by amending and restating the following definitions in their entirety as follows:

    ""Commitment Termination Date" means the earliest of (a) February 2, 2009, (b) the date of termination of Lenders' obligations to make Advances and to incur Letter of Credit Obligations or permit existing Loans to remain outstanding pursuant to Section 8.2(b), and (c) the date of indefeasible prepayment in full by Borrower of the Loans and the cancellation and return (or stand-by guarantee) of all Letters of Credit or the cash collateralization of all Letter of Credit Obligations pursuant to Annex B, and the permanent reduction of all Commitments to zero dollars ($0)."

    ""Loan Documents" means the Agreement, the Amendment No. 1, the Amendment No. 2, the Notes, the Collateral Documents, the Master Standby Agreement, the Master Documentary Agreement, and all other agreements, instruments, documents and certificates identified in the Closing Checklist executed and delivered to, or in favor of, Agent or any Lenders and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Credit Party or any employee of any Credit Party, and delivered to Agent or any Lender in connection with the Agreement or the transactions contemplated thereby. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to the Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative."

    ""Subordinated Debt" means the Indebtedness of Borrower to Harris evidenced by the Subordinated Note, the New Subordinated Note, and any other Indebtedness of any Credit Party subordinated to the Obligations in a manner and form satisfactory to Agent and Lenders in their sole discretion, as to right and time of payment and as to any other rights and remedies thereunder."

    Section 3.26 of the Credit Agreement is hereby amended and restated in its entirety as follows:

    "3.26 Subordinated Debt and Capital Leases. As of the Closing Date, Borrower has delivered to Agent a complete and correct copy of the Subordinated Note (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith) and of all Capital Leases to which Borrower is a party. Borrower has the corporate power and authority to incur the Indebtedness evidenced by the Subordinated Note. As of the Amendment No. 2 Effective Date, Borrower has delivered to Agent a complete and correct copy of the New Subordinated Note (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith). Borrower has the corporate power and authority to incur the Indebtedness evidenced by the New Subordinated Note. Until the execution and delivery of the New Subordinated Note by Borrower and Harris, the subordination provisions of the Subordinated Note are enforceable against the holders of the Subordinated Note by Agent and Lenders, and all Obligations, including the Letter of Credit Obligations, constitute senior Indebtedness entitled to the benefits of such subordination provisions. Upon execution and delivery of the New Subordinated Note by Borrower and Harris, the subordination provisions of the New Subordinated Note are enforceable against the holders of the New Subordinated Note by Agent and Lenders, and all Obligations, including the Letter of Credit Obligations, constitute senior Indebtedness entitled to the benefits of the subordination provisions contained in the New Subordinated Note. Borrower acknowledges that Agent and each Lender are entering into this Agreement and are extending the Commitments in reliance upon the subordination provisions of the Subordinated Note, the New Subordinated Note and this Section 3.26."

    Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

    "6.14 Restricted Payments. No Credit Party shall make any Restricted Payment, except (a) dividends and distributions by Subsidiaries of Borrower paid to Borrower, (b) employee loans permitted under Section 6.4(b), (c) scheduled payments of interest with respect to the Subordinated Note and the New Subordinated Note so long as no Default or Event of Default has occurred and is continuing or would result after giving effect thereto, or (d) scheduled payments of principal under the New Subordinated Note so long as (i) no Default or Event of Default has occurred and is continuing or would result after giving effect thereto and (ii) prior to making such payment and immediately after giving effect thereto, Borrowing Availability is at least $15,000,000, or (d) open market purchases of Borrower's common Stock on a public exchange by Borrower in accordance with applicable laws; provided that: (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) the total amount expended by Borrower in making such purchases does not exceed $2,000,000 in the aggregate, and (iii) for the ninety (90) day period prior to the proposed purchase and immediately after giving effect thereto, Borrowing Availability is at least $40,000,000."

    Section 6.19(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

  "(b) Unless consented to by Agent and Requisite Lenders in writing, no Credit Party shall change or amend the terms of (i) the Subordinated Note (other than by execution and delivery of the New Subordinated Note), (ii) any Credit Card Agreement, (iii) any agreement with United Security Bank, or (iv) the New Subordinated Note."

  Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, Borrower hereby represent and warrant that:
    The execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended by this Amendment, by Borrower: (a) are within Borrower's organizational power; (b) have been duly authorized by all necessary or proper action; (c) do not contravene any provision of Borrower's charter or bylaws or equivalent organizational documents; (d) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of Borrower other than those in favor of Agent pursuant to the Loan Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person (other than, in respect of execution and delivery of the New Subordinated Note, Harris).
    This Amendment has been duly executed and delivered by or on behalf of Borrower.
    This Amendment constitutes a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
    No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.
    No action, claim or proceeding is now pending or, to the knowledge of Borrower, threatened against Borrower, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, (i) which challenges Borrower's right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Credit Agreement as amended hereby or any other Loan Document, or the validity or enforceability of this Amendment, the Credit Agreement as amended hereby or any other Loan Document or any action taken under this Amendment, the Credit Agreement as amended hereby or any other Loan Document or (ii) which if determined adversely, is reasonably likely to have or result in a Material Adverse Effect after giving effect to this Amendment. To the knowledge of Borrower, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.
    The representations and warranties of the Borrower contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the Amendment No. 2 Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.
  No Other Amendments. Except for the consent set forth in Section 2 of this Amendment and the amendments set forth in Section 3 of this Amendment, the Credit Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. Except as expressly set forth herein, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent, for itself and Lenders, may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time. The consent set forth in Section 2 of this Amendment is limited to the precise terms thereof, and Agent and the Lenders are not obligated to consider or consent to any additional request by Borrower for any other consent, waiver, forbearance or amendment with respect to this Amendment or any other Loan Document.
  Outstanding Indebtedness; Waiver of Claims. Borrower hereby acknowledges and agrees that as of December 1, 2004 the aggregate outstanding principal amount of the Revolving Loans is $79,392,703.73 and the aggregate outstanding principal amount of the Term Loan is $9,000,000 and that such principal amounts are payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Each Credit Party, each of their successors-in-title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under any Credit Party, for their past, present and future employees, agents, representatives, officers, directors, shareholders, and trustees, does hereby forever remise, release and discharge the Agent and each Lender and each of their respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom the Agent or any Lender would be liable if such persons or entities were found to be liable to any Credit Party, or any of them (collectively hereinafter the "Lender Parties"), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys' fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature relating to, arising out of or in connection with the Credit Agreement or any other Loan Document, including but not limited to, acts, omissions to act, actions, negotiations, discussions and events resulting in the finalization and execution of this Amendment, as, among and between the Borrower and the Lender Parties, such claims whether now accrued and whether now known or hereafter discovered from the beginning of time through the date hereof.

  Each Credit Party hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it may have under Section 1542 of the California Civil Code, or any other similar provision of any other jurisdiction, as against the Lender Parties. Section 1542 of the Civil Code of California provides:

  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

  Each Credit Party hereby acknowledges that the foregoing waiver of the Section 1542 of the California Civil Code was separately bargained for. Each Credit Party knowingly, voluntarily, intentionally and expressly waives any and all rights and benefits conferred by Section 1542, or by any law of the any state or territory of the United States or any foreign country or principle of common law that is similar or analogous to Section 1542 and agrees and acknowledges that this waiver is an essential term of this Amendment, without which the consideration would not have been given by the Agent and the Lenders to the Borrower. As to each and every claim released hereunder, each Credit Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein.

  Expenses. Borrower hereby reconfirms its obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.
  Effectiveness. This Amendment shall become effective (the "Amendment No. 2 Effective Date") only upon satisfaction in full in the judgment of the Agent of each of the following conditions:
    Documents.
      (y) with respect to the effectiveness of every provision of this Amendment other than the amendment and restatement of the definition of Commitment Termination Date, Agent shall have received this Amendment, duly executed by the Borrower and the Requisite Lenders, and the same shall be in full force and effect; and (z) with respect to the effectiveness of the amendment and restatement of the definition of Commitment Termination Date set forth herein, duly executed by each party listed on the signature pages hereto, and the same shall be in full force and effect; and
      Agent shall have received a copy of the New Subordinated Note, in form and substance satisfactory to Agent, duly executed and delivered by each of the parties thereto.
    No Material Adverse Effect. No event or circumstance shall have occurred which could reasonably be expected to have a Material Adverse Effect.
  Subordinated Note. Upon the execution and delivery of the New Subordinated Note, Borrower shall deliver to Agent a copy of the Subordinated Note marked "CANCELLED".
  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
  Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GOTTSCHALKS INC.

By: ___________________________

Name: J. Gregory Ambro

Title: Senior Vice President and
Chief Administrative Officer

GENERAL ELECTRIC CAPITAL

CORPORATION,

as Agent and as a Lender

By: ___________________________

Name: Todd Gronski

Title: Its Duly Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT, INC.,

as Lender

By: ___________________________

Name:

Title:

WELLS FARGO FOOTHILL, INC.,
as Lender

By: ___________________________

Name:

Title:

LASALLE RETAIL FINANCE, a division of LASALLE BUSINESS CREDIT, LLC, as agent for STANDARD FEDERAL BANK NATIONAL ASSOCIATION N.A., as Lender

By: ___________________________

Name:

Title:

Exhibit A

New Subordinated Note

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of January 25, 2004 (this "Amendment"), is entered into by and among GOTTSCHALKS INC., a Delaware corporation ("Borrower"); GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself, as a Lender, and as Agent for Lenders; THE CIT GROUP/BUSINESS CREDIT, INC., for itself, as a Lender, and as syndication agent for the Lenders ("Syndication Agent"); and the other Lenders signatory hereto.

W I T N E S S E T H

WHEREAS, Borrower, Agent, Syndication Agent, and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 1, 2004, as amended by that certain Consent and Amendment No. 1 to Credit Agreement dated as of December 1, 2004, as amended by that certain Consent and Amendment No. 2 to Credit Agreement dated as of December 1, 2004 (as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement");

WHEREAS, Borrower has requested that Agent and the Lenders consent to the amendment of Section (c)(iii)(B) of Annex C of the Credit Agreement as set forth herein; and

WHEREAS, subject to the satisfaction of the terms and conditions set forth herein, Agent and the Lenders are willing to grant the Borrower's requests.

NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree upon the terms and conditions set forth herein as follows:

  Relation to Credit Agreement; Definitions. This Amendment constitutes an integral part of the Credit Agreement and shall be deemed to be a Loan Document for all purposes. From and after the Amendment No. 3 Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or Annex A thereto.
  Amendments to the Credit Agreement.
    Section 8.1(m) of the Credit Agreement is hereby amended and restated in its entirety as follows:

    "(m) Except to the extent permitted pursuant to Section 6.14, the payment of all or any portion of the principal amount of any Subordinated Debt whether at maturity, upon acceleration or otherwise, so long as the Obligations under this Agreement have not been paid in full and the Commitments have not been terminated."

    Annex A to the Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

    ""Activation Notice" has the meaning ascribed to it in Annex C."

    ""Amendment No. 3" means that certain Consent and Amendment No. 3 to Credit Agreement dated as of January 25, 2004 by and among Borrower, Agent, Syndication Agent, and the Lenders signatory thereto."

    ""Amendment No. 3 Effective Date" means the date on which Amendment No. 3 becomes effective upon the satisfaction in full in the judgment of Agent of each of the conditions set forth therein."

    ""Concentration Account Bank" has the meaning ascribed to it in Annex C."

    Annex A to the Credit Agreement is hereby further amended by amending and restating the following definitions in their entirety as follows:

    ""Loan Documents" means the Agreement, the Amendment No. 1, the Amendment No. 2, the Amendment No. 3, the Notes, the Collateral Documents, the Master Standby Agreement, the Master Documentary Agreement, and all other agreements, instruments, documents and certificates identified in the Closing Checklist executed and delivered to, or in favor of, Agent or any Lenders and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Credit Party or any employee of any Credit Party, and delivered to Agent or any Lender in connection with the Agreement or the transactions contemplated thereby. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to the Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative."

    Annex C of the Credit Agreement is hereby amended by amending and restating Section (c)(iii)(B) in its entirety as follows:

  "(B) with respect to the Concentration Account Bank, such bank agrees to immediately forward all amounts received in the Concentration Account to the Collection Account through daily sweeps from such Concentration Account into the Collection Account, provided however that, until such bank receives written notice otherwise from Agent (an "Activation Notice"), (1) such bank shall not sweep amounts received in the concentration account into the Collection Account and (2) Borrower shall have the right to withdraw monies from time to time from the Concentration Account. Borrower shall not, or shall not cause or permit any Subsidiary thereof to, accumulate or maintain cash in Disbursement Accounts or payroll accounts as of any date of determination in excess of checks outstanding against such accounts as of that date and amounts necessary to meet minimum balance requirements. Notwithstanding anything to the contrary in this Annex C, an Activation Notice may only be delivered by Agent to a Concentration Account Bank if at the time of delivery (x) a Default or an Event of Default shall have occurred and is continuing or (y) Borrowing Availability is less than $15,000,000. Once an Event of Default has occurred and is continuing or after Borrowing Availability drops below $15,000,000, Agent shall be free to exercise its right to issue such Activation Notice and the subsequent elimination of the subject Event of Default or the subsequent increase in Borrowing Availability to an amount above $15,000,000 shall not eliminate the effectiveness of such Activation Notice, until and unless Agent, at its sole discretion, provides the Concentration Account Bank written notice to cancel any Activation Notice previously delivered."

  Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, Borrower hereby represent and warrant that:
    The execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended by this Amendment, by Borrower: (a) are within Borrower's organizational power; (b) have been duly authorized by all necessary or proper action; (c) do not contravene any provision of Borrower's charter or bylaws or equivalent organizational documents; (d) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of Borrower other than those in favor of Agent pursuant to the Loan Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person.
    This Amendment has been duly executed and delivered by or on behalf of Borrower.
    This Amendment constitutes a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
    No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.
    No action, claim or proceeding is now pending or, to the knowledge of Borrower, threatened against Borrower, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, (i) which challenges Borrower's right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Credit Agreement as amended hereby or any other Loan Document, or the validity or enforceability of this Amendment, the Credit Agreement as amended hereby or any other Loan Document or any action taken under this Amendment, the Credit Agreement as amended hereby or any other Loan Document or (ii) which if determined adversely, is reasonably likely to have or result in a Material Adverse Effect after giving effect to this Amendment. To the knowledge of Borrower, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.
    The representations and warranties of the Borrower contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the Amendment No. 3 Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.
  No Other Amendments. Except for the amendments set forth in Section 2 of this Amendment, the Credit Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. Except as expressly set forth herein, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent, for itself and Lenders, may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.
  Outstanding Indebtedness; Waiver of Claims. Borrower hereby acknowledges and agrees that as of January 25, 2004 the aggregate outstanding principal amount of the Revolving Loans is $37,354186.05 and the aggregate outstanding principal amount of the Term Loan is $9,000,000 and that such principal amounts are payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Each Credit Party, each of their successors-in-title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under any Credit Party, for their past, present and future employees, agents, representatives, officers, directors, shareholders, and trustees, does hereby forever remise, release and discharge the Agent and each Lender and each of their respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom the Agent or any Lender would be liable if such persons or entities were found to be liable to any Credit Party, or any of them (collectively hereinafter the "Lender Parties"), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys' fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature relating to, arising out of or in connection with the Credit Agreement or any other Loan Document, including but not limited to, acts, omissions to act, actions, negotiations, discussions and events resulting in the finalization and execution of this Amendment, as, among and between the Borrower and the Lender Parties, such claims whether now accrued and whether now known or hereafter discovered from the beginning of time through the date hereof.

  Each Credit Party hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it may have under Section 1542 of the California Civil Code, or any other similar provision of any other jurisdiction, as against the Lender Parties. Section 1542 of the Civil Code of California provides:

  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

  Each Credit Party hereby acknowledges that the foregoing waiver of the Section 1542 of the California Civil Code was separately bargained for. Each Credit Party knowingly, voluntarily, intentionally and expressly waives any and all rights and benefits conferred by Section 1542, or by any law of the any state or territory of the United States or any foreign country or principle of common law that is similar or analogous to Section 1542 and agrees and acknowledges that this waiver is an essential term of this Amendment, without which the consideration would not have been given by the Agent and the Lenders to the Borrower. As to each and every claim released hereunder, each Credit Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein.

  Expenses. Borrower hereby reconfirms its obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.
  Effectiveness. This Amendment shall become effective (the "Amendment No. 3 Effective Date") only upon satisfaction in full in the judgment of the Agent of each of the following conditions:
    Documents. Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect; and
    No Material Adverse Effect. No event or circumstance shall have occurred which could reasonably be expected to have a Material Adverse Effect.
  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
  Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GOTTSCHALKS INC.

By: ___________________________

Name: J. Gregory Ambro

Title: Senior Vice President and
Chief Administrative Officer

GENERAL ELECTRIC CAPITAL

CORPORATION,

as Agent and as a Lender

By: ___________________________

Name: Todd Gronski

Title: Its Duly Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT, INC.,

as Lender

By: ___________________________

Name:

Title:

WELLS FARGO FOOTHILL, INC.,
as Lender

By: ___________________________

Name:

Title:

LASALLE RETAIL FINANCE, a division of LASALLE BUSINESS CREDIT, LLC, as agent for STANDARD FEDERAL BANK NATIONAL ASSOCIATION N.A., as Lender

By: ___________________________

Name:

Title:

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of December 9, 2005 (this "Amendment"), is entered into by and among GOTTSCHALKS INC., a Delaware corporation ("Borrower"); GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself, as a Lender, and as Agent for Lenders; THE CIT GROUP/BUSINESS CREDIT, INC., for itself, as a Lender, and as syndication agent for the Lenders ("Syndication Agent"); and the other Lenders signatory hereto.

W I T N E S S E T H

WHEREAS, Borrower, Agent, Syndication Agent, and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 1, 2004, as amended by that certain Consent and Amendment No. 1 to Credit Agreement dated as of December 1, 2004, as amended by that certain Consent and Amendment No. 2 to Credit Agreement dated as of December 1, 2004, as amended by that certain Amendment No. 3 to Credit Agreement dated as of January 25, 2005 (as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement");

WHEREAS, Borrower has requested that Agent and the Lenders consent make certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, subject to the satisfaction of the terms and conditions set forth herein, Agent and the Lenders are willing to grant the Borrower's requests.

NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree upon the terms and conditions set forth herein as follows:

  Relation to Credit Agreement; Definitions. This Amendment constitutes an integral part of the Credit Agreement and shall be deemed to be a Loan Document for all purposes. From and after the Amendment No. 4 Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or Annex A thereto.
  Amendments to the Credit Agreement.
    The following is added to the Credit Agreement as Section 1.2(A):

    "1.2A Swap Related Reimbursement Obligations.

    (a) Borrower agrees to reimburse GE Capital in immediately available funds in the amount of any payment made by GE Capital under a Swap Related L/C (such reimbursement obligation, whether contingent upon payment by GE Capital under the Swap Related L/C or otherwise, being herein called a "Swap Related Reimbursement Obligation"). No Swap Related Reimbursement Obligation for any Swap Related L/C may exceed the amount of the payment obligations owed by Borrower under the interest rate protection or hedging agreement or transaction supported by the Swap Related L/C.

    (b) A Swap Related Reimbursement Obligation shall be due and payable by Borrower within one (1) Business Day after the date on which the related payment is made by GE Capital under the Swap Related L/C.

    (c) Any Swap Related Reimbursement Obligation shall, during the period in which it is unpaid, bear interest at the rate per annum equal to the LIBOR Rate plus one percent (1%), as if the unpaid amount of the Swap Related Reimbursement Obligation were a LIBOR Loan, and not at any otherwise applicable Default Rate. Such interest shall be payable upon demand. The following additional provisions apply to the calculation and charging of interest by reference to the LIBOR Rate:

    (i) The LIBOR Rate shall be determined for each successive one-month LIBOR Period during which the Swap Related Reimbursement Obligation is unpaid, notwithstanding the occurrence of any Event of Default and even if the LIBOR Period were to extend beyond the Commitment Termination Date.

    (ii) If a Swap Related Reimbursement Obligation is paid during a monthly period for which the LIBOR Rate is determined, interest shall be pro-rated and charged for the portion of the monthly period during which the Swap Related Reimbursement Obligation was unpaid. Section 1.13(b) shall not apply to any payment of a Swap Related Reimbursement Obligation during the monthly period.

    (iii) Notwithstanding the last paragraph of the definition of "LIBOR Rate", if the LIBOR Rate is no longer available from Telerate News Service, the LIBOR Rate shall be determined by GE Capital from such financial reporting service or other information available to GE Capital as in GE Capital's reasonable discretion indicates GE Capital's cost of funds.

    (d) Except as provided in the foregoing provisions of this Section 1.2A and in Section 11.3, Borrower shall not be obligated to pay to GE Capital or any of its Affiliates any Letter of Credit Fee, or any other fees, charges or expenses, in respect of a Swap Related L/C or arranging for any interest rate protection or hedging agreement or transaction supported by the Swap Related L/C. GE Capital and its Affiliates shall look to the beneficiary of a Swap Related L/C for payment of any such letter of credit fees or other fees, charges or expenses and such beneficiary may factor such fees, charges, or expenses into the pricing of any interest rate protection or hedging arrangement or transaction supported by the Swap Related L/C.

    (e) If any Swap Related L/C is revocable prior to its scheduled expiry date, GE Capital agrees not to revoke the Swap Related L/C unless the Commitment Termination Date or an Event of Default has occurred.

    (f) GE Capital or any of its Affiliates shall be permitted to (i) provide confidential or other information furnished to it by any of the Credit Parties (including, without limitation, copies of any documents and information in or referred to in the Closing Checklist, Financial Statements and Compliance Certificates) to a beneficiary or potential beneficiary of a Swap Related L/C and (ii) receive confidential or other information from the beneficiary or potential beneficiary relating to any agreement or transaction supported or to be supported by the Swap Related L/C. However, no confidential information shall be provided to any Person under this paragraph unless the Person has agreed to comply with the covenant substantially as contained in Section 11.8 of this Agreement.

    (g) Agent shall have the right but not the obligation to establish Reserves in an amount not to exceed $5,000,000 (based upon Agent's reasonable determination of the potential exposure of Borrower in respect of any transactions supported by a Swap Related L/C) in respect of any transactions supported by a Swap Related L/C then outstanding (such Reserves, the "Swap Related Reserve")."

    Section 1.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

    "1.11 Application and Allocation of Payments.

    Any amounts received by Agent or the Lenders (including any voluntary and mandatory prepayments at any time when an Event of Default shall have occurred and be continuing), shall be applied as follows: (i) any proceeds of Revolving Priority Collateral shall be applied: (A) first, to Fees due to the Revolving Lenders and Agent and reimbursable expenses of Agent then due and payable pursuant to any of the Loan Documents until paid in full; (B) second, to interest then due and payable on the Swing Line Loan until paid in full; (C) third, to the principal balance of the Swing Line Loan until the same shall have been paid in full; (D) fourth, to interest then due and payable on the Revolving Credit Advances and unpaid Swap Related Reimbursement Obligations (in an amount up to the amount of the Swap Related Reserve then extant), ratably in proportion to the interest accrued as to each Revolving Credit Advance and such unpaid Swap Related Reimbursement Obligation, as applicable, until paid in full; (E) fifth, to the principal balance of the Revolving Credit Advances and unpaid Swap Related Reimbursement Obligations (in an amount up to the amount of the Swap Related Reserve then extant), ratably to the aggregate, combined principal balance of the Revolving Credit Advances and such unpaid Swap Related Reimbursement Obligations, until paid in full; (F) sixth, to any Letter of Credit Obligations to provide cash collateral therefor in the manner set forth in Annex B; (G) seventh, to Fees due to the Term Lenders until paid in full; (H) eighth, to interest then due and payable on the Term Loan until paid in full, (I) ninth, to the principal balance of the Term Loan until paid in full; (J) tenth, to all other Obligations including, without limitation, all unpaid Swap Related Reimbursement Obligations and expenses of the Lenders to the extent reimbursable under Section 11.3; and (ii) any proceeds of Term Priority Collateral shall be applied: (A) first, to Fees due to the Term Lenders and Agent and reimbursable expenses of Agent then due and payable pursuant to any of the Loan Documents until paid in full; (B) second, to interest then due and payable on the Term Loan; until paid in full, (C) third, to the principal balance of the Term Loan, until paid in full; (D) fourth, to Fees due to the Revolving Lenders and Agent and Agent's expenses reimbursable hereunder until paid in full; (E) fifth, to interest then due and payable on the Swing Line Loan until paid in full; (F) sixth, to the principal balance of the Swing Line Loan until the same shall have been paid in full; (G) seventh, to interest then due and payable on the Revolving Credit Advances until paid in full; (H) eighth, to the principal balance of the Revolving Credit Advances until the same shall have been paid in full; (I) ninth, to any Letter of Credit Obligations to provide cash collateral therefor in the manner set forth in Annex B until all such Letter of Credit Obligations have been fully cash collateralized; and (J) tenth, to all other Obligations including, without limitation, all unpaid Swap Related Reimbursement Obligations and expenses of the Lenders to the extent reimbursable under Section 11.3. So long as no Default or Event of Default shall have occurred and be continuing (i) voluntary prepayments shall be applied in accordance with the provisions of Section 1.3(a); and (ii) mandatory prepayments shall be applied as set forth in Sections 1.3(c) and 1.3(d). All payments and prepayments applied to a particular Loan shall be applied ratably to the portion thereof held by each Lender as determined by its Pro Rata Share. As to all payments made when a Default or Event of Default has occurred and is continuing or following the Commitment Termination Date, Borrower hereby irrevocably waives the right to direct the application of any and all payments received from or on behalf of Borrower, and Borrower hereby irrevocably agrees that Agent shall have the continuing exclusive right to apply any and all such payments against the Obligations of Borrower as set forth above notwithstanding any previous entry by Agent in the Loan Account or any other books and records."

    The following is added to the Credit Agreement as Section 9.1(g):

    "(g) Nothing contained in this Section 9 shall require the consent of any party for GE Capital to assign any of its rights in respect of any Swap Related Reimbursement Obligation."

    The second sentence of Section 11.2(c) is hereby amended and restated in its entirety as follows:

    "Furthermore, no amendment, modification, termination or waiver affecting the rights or duties of Agent or L/C Issuer, or of GE Capital in respect of any Swap Related Reimbursement Obligations, under this Agreement or any other Loan Document, including any release of any Guaranty or Collateral requiring a writing signed by all Lenders, shall be effective unless in writing and signed by Agent or L/C Issuer or GE Capital, as the case may be, in addition to Lenders required hereinabove to take such action."

    Annex A to the Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order or amending and restating the following defined terms in their entirety, as the case may be:

  "Letters of Credit" means documentary or standby letters of credit issued for the account of Borrower by any L/C Issuer, and bankers' acceptances issued by Borrower, for which Agent and Revolving Lenders have incurred Letter of Credit Obligations. The term does not include a Swap Related L/C.

  "Obligations" means all loans, advances, debts, liabilities and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by any Credit Party to Agent or any Lender, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement, letter of credit agreement or other instrument, arising under the Agreement or any of the other Loan Documents. This term includes all principal, interest (including all interest that accrues after the commencement of any case or proceeding by or against any Credit Party in bankruptcy, whether or not allowed in such case or proceeding), Fees, Swap Related Reimbursement Obligations, expenses, attorneys' fees and any other sum chargeable to any Credit Party under the Agreement or any of the other Loan Documents.

  "Swap Related L/C" means a letter of credit or other credit enhancement provided by GE Capital to the extent supporting the payment obligations by Borrower under an interest rate protection or hedging agreement or transaction (including, but not limited to, interest rate swaps, caps, collars, floors and similar transactions) designed to protect or manage exposure to the fluctuations in the interest rates applicable to any of the Loans, and which agreement or transaction Borrower entered into as the result of a specific referral pursuant to which GE Capital, GE Corporate Financial Services, Inc. or any other Affiliate of GE Capital had arranged for Borrower to enter into such agreement or transaction. The term includes a Swap Related L/C as it may be increased from time to time fully to support Borrower's payment obligations under any and all such interest rate protection or hedging agreements or transactions.

  "Swap Related Reimbursement Obligation" has the meaning ascribed to it in Section 1.2A.

  "Swap Related Reserve" has the meaning ascribed to it in Section 1.2A(g).

  Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, Borrower hereby represent and warrant that:
    The execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended by this Amendment, by Borrower: (a) are within Borrower's organizational power; (b) have been duly authorized by all necessary or proper action; (c) do not contravene any provision of Borrower's charter or bylaws or equivalent organizational documents; (d) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of Borrower other than those in favor of Agent pursuant to the Loan Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person.
    This Amendment has been duly executed and delivered by or on behalf of Borrower.
    This Amendment constitutes a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
    No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.
    No action, claim or proceeding is now pending or, to the knowledge of Borrower, threatened against Borrower, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, (i) which challenges Borrower's right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Credit Agreement as amended hereby or any other Loan Document, or the validity or enforceability of this Amendment, the Credit Agreement as amended hereby or any other Loan Document or any action taken under this Amendment, the Credit Agreement as amended hereby or any other Loan Document or (ii) which if determined adversely, is reasonably likely to have or result in a Material Adverse Effect after giving effect to this Amendment. To the knowledge of Borrower, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.
    The representations and warranties of the Borrower contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the Amendment No. 4 Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.
  No Other Amendments. Except for the amendments set forth in Section 2 of this Amendment, the Credit Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. Except as expressly set forth herein, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent, for itself and Lenders, may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.
  Waiver of Claims. Each Credit Party, each of their successors-in-title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under any Credit Party, for their past, present and future employees, agents, representatives, officers, directors, shareholders, and trustees, does hereby forever remise, release and discharge the Agent and each Lender and each of their respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom the Agent or any Lender would be liable if such persons or entities were found to be liable to any Credit Party, or any of them (collectively hereinafter the "Lender Parties"), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys' fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature relating to, arising out of or in connection with the Credit Agreement or any other Loan Document, including but not limited to, acts, omissions to act, actions, negotiations, discussions and events resulting in the finalization and execution of this Amendment, as, among and between the Borrower and the Lender Parties, such claims whether now accrued and whether now known or hereafter discovered from the beginning of time through the date hereof.

  Each Credit Party hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it may have under Section 1542 of the California Civil Code, or any other similar provision of any other jurisdiction, as against the Lender Parties. Section 1542 of the Civil Code of California provides:

  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

  Each Credit Party hereby acknowledges that the foregoing waiver of the Section 1542 of the California Civil Code was separately bargained for. Each Credit Party knowingly, voluntarily, intentionally and expressly waives any and all rights and benefits conferred by Section 1542, or by any law of the any state or territory of the United States or any foreign country or principle of common law that is similar or analogous to Section 1542 and agrees and acknowledges that this waiver is an essential term of this Amendment, without which the consideration would not have been given by the Agent and the Lenders to the Borrower. As to each and every claim released hereunder, each Credit Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein.

  Reaffirmation and Consent. Borrower hereby (a) acknowledges and agrees that (i) its obligations, including the Obligations owing to Agent and the Lenders pursuant to the Credit Agreement and the other Loan Documents, as amended hereby and (ii) the prior grant or grants of security interests in favor of Agent, for itself and the benefit of the Lenders, in its properties and assets, under the Credit Agreement and the other Loan Documents to which it is a party shall be in respect of and shall secure payment and performance of the Obligations under the Credit Agreement and the other Loan Documents, as amended hereby; (b) reaffirms (i) all of its obligations (including the Obligations) owing to Agent under the Credit Agreement and the Loan Documents, as amended hereby, and (ii) all liens and prior grants (if any) of security interests in favor of Agent under the Credit Agreement and the Loan Documents, as amended hereby; (c) agrees that the Credit Agreement and the Loan Documents, as amended hereby, are and shall remain, in full force and effect following the execution and delivery of the Amendment; and (d) agrees that (i) all references in the Loan Documents to the "Loan Documents" shall include the Loan Documents, as amended hereby, (ii) all references in the Loan Documents to the "Credit Agreement" shall include the Credit Agreement, as amended hereby, and (iii) all references in the Loan Documents to the "Obligations" shall include the Obligations (as defined in the Credit Agreement, as amended hereby).
  Expenses. Borrower hereby reconfirms its obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.
  Effectiveness. This Amendment shall become effective (the "Amendment No. 4 Effective Date") only upon satisfaction in full in the judgment of the Agent of each of the following conditions:
    Documents. Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect; and
    No Material Adverse Effect. No event or circumstance shall have occurred which could reasonably be expected to have a Material Adverse Effect.
  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
  Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GOTTSCHALKS INC.

By: ___________________________

Name: J. Gregory Ambro

Title: Senior Vice President and
Chief Administrative Officer

GENERAL ELECTRIC CAPITAL

CORPORATION,

as Agent and as a Lender

By: ___________________________

Name: Todd Gronski

Title: Its Duly Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT, INC.,

as Lender

By: ___________________________

Name:

Title:

WELLS FARGO FOOTHILL, INC.,
as Lender

By: ___________________________

Name:

Title:

LASALLE RETAIL FINANCE, a division of LASALLE BUSINESS CREDIT, LLC, as agent for STANDARD FEDERAL BANK NATIONAL ASSOCIATION N.A., as Lender

By: ___________________________

Name:

Title:

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This AMENDMENT NO. 5 TO CREDIT AGREEMENT, dated as of January 26 2006 (this "Amendment"), is entered into by and among GOTTSCHALKS INC., a Delaware corporation ("Borrower"); GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself, as a Lender, and as Agent for Lenders; THE CIT GROUP/BUSINESS CREDIT, INC., for itself, as a Lender, and as syndication agent for the Lenders ("Syndication Agent"); and the other Lenders signatory hereto.

W I T N E S S E T H

WHEREAS, Borrower, Agent, Syndication Agent, and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 1, 2004, (as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement");

WHEREAS, Borrower has requested that Agent and the Lenders consent make certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, subject to the satisfaction of the terms and conditions set forth herein, Agent and the Lenders are willing to grant the Borrower's requests.

NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree upon the terms and conditions set forth herein as follows:

  Relation to Credit Agreement; Definitions. This Amendment constitutes an integral part of the Credit Agreement and shall be deemed to be a Loan Document for all purposes. From and after the Amendment No. 5 Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or Annex A thereto.
  Amendments to the Credit Agreement.
    Section 1.1(a)(ii) of the Credit Agreement is hereby amended by adding the words, "Amendment No. 5" immediately prior to the words "Closing Date" therein.
    The following is added to the Credit Agreement as Section 1.1(e):

    "(e) Increase of the Revolving Credit Facility. At any time after the Amendment No. 5 Closing Date and prior to the Commitment Termination Date, upon not less than 15 Business Days prior written notice by Borrower to Agent, Borrower may request a one-time increase in the Revolving Loan Commitments in an amount equal to $19,000,000. Subject to the foregoing, the Revolving Loan Commitments shall automatically increase by such amount on the proposed date set forth in such written notice (the "Revolver Increase Date"), so long as (i) no Default or Event of Default has occurred and is continuing as of the Revolver Increase Date or would result therefrom, (ii) no Material Adverse Effect has occurred or is reasonably likely to occur, (iii) the Borrower has paid to Agent the additional fee provided for in the GE Capital Fee Letter and (iv) Borrower shall have delivered to Agent, in form and substance satisfactory to Agent, duly executed originals of the Revolving Notes for each applicable Lender, dated the Revolver Increase Date. Such increase of the Revolving Loan Commitments pursuant to this Section 1.1(e) shall increase the Revolving Loan Commitment of each Revolving Lender on a pro rata basis.

    Section 1.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

    "1.4 Use of Proceeds. Borrower shall utilize the proceeds of the Term Loan solely for the Refinancing (and to pay any related transaction expenses), and shall utilize the proceeds of the Revolving Loan and Swing Line Loan for the financing of Borrower's ordinary working capital, general corporate needs and to repay Existing Designated Properties Indebtedness to the extent permitted by Section 6.3 hereto."

    The grid setting forth Applicable Margins for certain corresponding levels in Section 1.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:
	Level I	Level II	Level III	Level IV	Level V	Level VI
Applicable Revolver Index Margin	0.50%	.25%	0.0%	0.0%	0.0%	0.0%
Applicable Revolver LIBOR Margin	2.50%	2.25%	2.00%	1.75%	1.50%	1.25%
Applicable L/C Margin	Documentary 1.00% Stand-by 2.50%	Documentary 1.00% Stand-by 2.25%	Documentary 1.00% Stand-by 2.00%	Documentary 1.00% Stand-by 1.75%	Documentary 1.00% Stand-by 1.50%	Documentary 1.00% Stand-by 1.25%
    Section 1.9(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

    "(a) Borrower shall pay to GE Capital, individually, the Fees specified in that certain fee letter dated as of January 26, 2006 among Borrower and GE Capital (the "GE Capital Fee Letter"), at the times specified for payment therein."

    Section 1.9(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

    "(c) If Borrower pays after acceleration or prepays the Revolving Loan and terminates the Revolving Loan Commitment, whether voluntarily or involuntarily and whether before or after acceleration of the Obligations, or if any of the Commitments are otherwise terminated, Borrower shall pay to Agent, for the benefit of Revolving Lenders as liquidated damages and compensation for the costs of being prepared to make funds available hereunder an amount equal to the Applicable Percentage (as defined below) multiplied by the amount of the Revolving Loan Commitment. As used herein, the term "Applicable Percentage" shall mean (x) 1%, in the case of a prepayment on or prior to the first anniversary of the Amendment No. 5 Closing Date, (y) .50%, in the case of a prepayment after the first anniversary of the Amendment No. 5 Closing Date but on or prior to the second anniversary thereof, and (z) 0.25%, in the case of a prepayment after the second anniversary of the Amendment No. 5 Closing Date but on or prior to (1) September 1, 2008 if the Commitment Termination Date is February 2, 2009 and (2) July 1, 2010 if the Commitment Termination Date has been extended to February 2, 2011. The Credit Parties agree that the Applicable Percentages are a reasonable calculation of Revolving Lenders' lost profits in view of the difficulties and impracticality of determining actual damages resulting from an early termination of the Commitments. Notwithstanding the foregoing, no prepayment fee shall be payable by Borrower upon a mandatory prepayment made pursuant to Sections 1.3(b), 1.3(d) or 1.16(c); provided that Borrower does not permanently reduce or terminate the Revolving Loan Commitment upon any such prepayment and, in the case of prepayments made pursuant to Sections 1.3(b)(ii) or (b)(iii), the transaction giving rise to the applicable prepayment is expressly permitted under Section 6."

    Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

    "6.14 Restricted Payments. No Credit Party shall make any Restricted Payment, except (a) dividends and distributions by Subsidiaries of Borrower paid to Borrower, (b) employee loans permitted under Section 6.4(b), (c) scheduled payments of interest with respect to the New Subordinated Note so long as no Default or Event of Default has occurred and is continuing or would result after giving effect thereto, (d) scheduled payments of principal under the New Subordinated Note so long as (i) no Default or Event of Default has occurred and is continuing or would result after giving effect thereto and (ii) prior to making such payment and immediately after giving effect thereto, Borrowing Availability is at least $15,000,000, (e) open market purchases of Borrower's common Stock on a public exchange by Borrower in accordance with applicable laws; provided that: (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) the total amount expended by Borrower in making such purchases does not exceed $2,000,000 in the aggregate, and (iii) for the ninety (90) day period prior to the proposed purchase and immediately after giving effect thereto, Borrowing Availability is at least $30,000,000, or (f) pre-payment of principal under the New Subordinated Note in an aggregate amount totaling not more than $4,000,000 on or before January 26, 2007; provided that: (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) for the ninety (90) day period prior to the each prepayment and immediately after giving effect thereto, Borrowing Availability is at least $30,000,000."

    Section 6.3(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

    "(b) No Credit Party shall, directly or indirectly, voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness, other than (1) the Obligations and (2) the repayment in full of the Existing Designated Properties Indebtedness so long as (i) no Event of Default exists both immediately prior to and after giving effect thereto, and (ii) in connection with (and on or before the date of) such repayment of the Existing Designated Properties Indebtedness, the Existing Designated Properties Mortgages are terminated and Borrower delivers to Agent the items set forth in clause (2) of the definition of Real Estate Activation Date, each in form and substance satisfactory to Agent."

    Section 7.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

    "7.1 Termination. The financing arrangements contemplated hereby shall be in effect until the Commitment Termination Date, and the Loans and all other Obligations shall be automatically due and payable in full on such date."

    Annex A to the Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order or amending and restating the following defined terms in their entirety, as the case may be:

    "Amendment No. 5" means that certain Amendment No. 5 to Credit Agreement, dated as of January 26, 2006, by and among Borrower, Agent, Syndication Agent, and the Lenders signatory thereto.

    "Amendment No. 5 Closing Date" means January 26, 2006.

    "Borrowing Base" means, as of any date of determination by Agent, from time to time, an amount equal to the sum of:

    (a) the lesser of (1) up to 78% of the book value of Eligible Inventory, Eligible In-Transit Inventory and Eligible L/C Inventory valued at the lower of cost (determined on a first in, first out basis) or market and (2) up to 85% of the net recovery value of Eligible Inventory as determined by a third party appraiser acceptable to Agent in its sole discretion;

    (b) up to 85% of the Eligible Credit Card Receivables; and

    (c) from and after the Real Estate Activation Date, the lesser of (1) up to 60% of the Fair Market Value of the Eligible Designated Properties and (2) $21,600,000.

    in each case, less any Reserves established by Agent at such time, including, without limitation (i) in the case of Eligible L/C Inventory and/or Eligible In Transit Inventory, Reserves for duties, custom brokers, freight, taxes, insurance and other charges and expenses pertaining to such Inventory and (ii) in the case of Designated Properties, Reserves for real and applicable taxes, insurance, capital improvements, repairs, operations and maintenance, equipment repair and replacement, remediation, and other charges and expenses pertaining to such Designated Properties."

    "Commitment Termination Date" means the earliest of (a) February 2, 2009, (or to the extent Agent and the Lenders have received by December 2, 2008 evidence satisfactory in their sole discretion that the maturity date under the New Subordinated Note has been extended to a date not earlier than May 30, 2011, February 2, 2011) (b) the date of termination of Lenders' obligations to make Advances and to incur Letter of Credit Obligations or permit existing Loans to remain outstanding pursuant to Section 8.2(b), and (c) the date of indefeasible prepayment in full by Borrower of the Loans and the cancellation and return (or stand-by guarantee) of all Letters of Credit or the cash collateralization of all Letter of Credit Obligations pursuant to Annex B, and the permanent reduction of all Commitments to zero dollars ($0)."

    "Commitments" means (a) as to any Lender, such Lender's Revolving Loan Commitment (including without duplication the Swing Line Lender's Swing Line Accommodation as a subset of it Revolving Loan Commitment) and Term Loan Commitment as set forth on Annex J to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate of all Lenders' Revolving Loan Commitments (including without duplication the Swing Line Lender's Swing Line Accommodation as a subset of its Revolving Loan Commitment) and Term Loan Commitments, which aggregate commitment shall be One Hundred Eighty One Million Dollars ($181,000,000) on the Amendment No. 5 Closing Date, as to each of clauses (a) and (b), as such Commitments may be reduced, amortized, adjusted or increased, if at all, from time to time in accordance with this Agreement.

    "Designated Properties" means the Palmdale, Eureka, Antioch and Yuba City properties identified as owned properties on Schedule 3.6.

    "Eligible Designated Property" means each Designated Property which is (a) is owned by Borrower, free and clear of all Liens other than Liens set forth in clauses (d) and (g) of the definition of Permitted Encumbrances, (b) is fully insured in accordance with the requirements of Section 5.4 and is in compliance with all other applicable representations, warranties and covenants in the Loan Documents, (c) is subject to a duly filed Mortgage providing a first priority security interest in and lien upon such Designated Property in favor of Agent, on behalf of itself and for the benefit of the Lenders, (d) is the subject of an appraisal having been delivered to Agent which was (at the time of receipt thereof by Agent) and continues to be in form and substance satisfactory to Agent, and (e) is not otherwise unacceptable to Agent in its reasonable credit judgment.

    "Existing Designated Properties Indebtedness" means the Indebtedness existing as of the Amendment No. 5 Closing Date on the Existing Designated Properties, which Indebtedness Borrower intends to repay on or around February 3, 2006 and is estimated to be in the amounts of $5,138,468.25 for the Palmdale property, $3,679,167.80 for the Eureka property, $4,313,855.38 for the Antioch property and $3,781,001.96 for the Yuba City property.

    "Existing Designated Properties Lender" means Midland Loan Services, Inc.

    "Existing Designated Properties Mortgages" means those certain Mortgages in favor of Existing Designated Properties Lender existing as of the Amendment No. 5 Closing Date with respect to each of the Designated Properties.

    "Fair Market Value" means, as of any date of determination with respect to any Designated Property, the fair market value thereof as determined by Agent based on the most recent satisfactory (to Agent) appraisal having been delivered to, or conducted by, Agent pursuant to this Agreement, it being understood that Agent shall have the right to adjust such fair market value downward in its reasonable credit judgment, including as a result of changes to real estate market conditions, or events or circumstances affecting such Designated Property or general real estate values in the geographical area in which such Designated Property is located.

    "Fixed Charge Coverage Ratio" means, with respect to any Person for any fiscal period, the ratio of (a) the sum of EBITDA during such period, less cash taxes paid during such period, less cash Capital Expenditures made during such period to (b) Fixed Charges. With respect to any fiscal period that includes payments to the Prior Lender, such payments shall be excluded from Fixed Charges for such fiscal period. With respect to any fiscal period that includes the payment in full of principal and interest to United Security Bank, such payments shall be excluded from Fixed Charges for such fiscal period so long as Borrowing Availability is at least $15,000,000 for the ninety (90) day period prior to such payment and immediately thereafter. With respect to any fiscal period that includes payments in connection with the repayment of Existing Designated Properties Indebtedness, such payments shall be excluded from Fixed Charges for such fiscal period. With respect to any fiscal period that includes payments in connection with the prepayment of the New Subordinated Note pursuant to Section 6.14(f), such payments shall be excluded from Fixed Charges for such fiscal period.

    "GE Capital Fee Letter" has the meaning ascribed to it in Section 1.9(a).

    "Real Estate Activation Date" means such date as Borrower may select upon not less than 15 Business Days (or such other period as Agent may permit in its sole discretion) prior written notice delivered to Agent, indicating its election to activate clause (c) of the Borrowing Base, so long as (1) the Existing Designated Properties Indebtedness shall have been repaid in full and the Existing Designated Properties Mortgages fully terminated, (2) Borrower shall have delivered to Agent, each in form and substance satisfactory to Agent in its sole discretion, (a) appraisals for each of the Designated Properties stating forth fair market values satisfactory to Agent in its sole discretion, (b) Phase I Environmental Site Assessment Reports, consistent with American Society of Testing and Materials (ASTM) Standard E 1527-94, and applicable state requirements, dated no more than 6 months prior to the Real Estate Activation date, prepared by environmental engineers reasonably satisfactory to Agent, (c) environmental review and audit reports, (d) letters executed by the environmental firms preparing such environmental reports authorizing Agent and Lenders to rely on such reports, (e) Mortgages covering all of the properties together with titled insurance policies, current as-built surveys, zoning letters and certificates of occupancy, (f) evidence that Mortgages covering all of the properties have been recorded in all places to the extent necessary or desirable, in the judgment of Agent, to create a valid and enforceable first priority lien (other than the Liens set forth in clauses (d) and (g) of the definition of Permitted Encumbrances) on each Designated Property in favor of Agent for the benefit of itself and Lenders (or in favor of such other trustee as may be required or desired under local law) (g) an opinion of counsel in each state in which any Designated Property is located and (h) evidence that the Existing Designated Indebtedness shall have been repaid in full and the Existing Designated Properties Mortgages fully terminated, (3) Agent shall have completed (to its satisfaction) its usual and customary due diligence (which shall include, without limitation, such further appraisals, environmental reports and surveys as Agent may request in its sole discretion based on its customary practices), and (4) on both the date of delivery of the such written notice and the selected Real Estate Activation Date, there shall be not have occurred and be continuing any Default or Event of Default.

    "Revolver Increase Date" has the meaning ascribed to it in Section 1.1(e).

    "Revolving Loan Commitments" means, (a) as to any Revolving Lender, the aggregate commitment of such Revolving Lender to make Revolving Credit Advances or incur Letter of Credit Obligations as set forth on Annex J to the Agreement or in the most recent Assignment Agreement executed by such Revolving Lender and (b) as to all Revolving Lenders, the aggregate commitment of all Revolving Lenders to make Revolving Credit Advances or incur Letter of Credit Obligations, which aggregate commitment shall be One Hundred Seventy-Two Million Dollars ($172,000,000) on the Amendment No. 5 Closing Date, as such amount may be adjusted or increased, if at all, from time to time in accordance with this Agreement.

    Clause (a) of Annex G to the Credit Agreement is hereby amended and restated in its entirety as follows:

    "(a) Minimum Fixed Charge Coverage Ratio. From and after the first date, if any, on which Borrowing Availability is less than $15,000,000 (in case, the "Trigger Date") Borrower and its Subsidiaries shall have on a consolidated basis on the Trigger Date and as of the last day of each month thereafter, a Fixed Charge Coverage Ratio for the 12-month period most recently then ended of not less than 1.0:1.0."

    Annex J to the Credit Agreement is hereby deleted in its entirety and replaced by Annex J attached hereto.
  Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, Borrower hereby represent and warrant that:
    The execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended by this Amendment, by Borrower: (a) are within Borrower's organizational power; (b) have been duly authorized by all necessary or proper action; (c) do not contravene any provision of Borrower's charter or bylaws or equivalent organizational documents; (d) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of Borrower other than those in favor of Agent pursuant to the Loan Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person.
    This Amendment has been duly executed and delivered by or on behalf of Borrower.
    This Amendment constitutes a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
    No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.
    No action, claim or proceeding is now pending or, to the knowledge of Borrower, threatened against Borrower, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, (i) which challenges Borrower's right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Credit Agreement as amended hereby or any other Loan Document, or the validity or enforceability of this Amendment, the Credit Agreement as amended hereby or any other Loan Document or any action taken under this Amendment, the Credit Agreement as amended hereby or any other Loan Document or (ii) which if determined adversely, is reasonably likely to have or result in a Material Adverse Effect after giving effect to this Amendment. To the knowledge of Borrower, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.
    The representations and warranties of the Borrower contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the Amendment No. 5 Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.
  No Other Amendments. Except for the amendments set forth in Section 2 of this Amendment, the Credit Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. Except as expressly set forth herein, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent, for itself and Lenders, may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.
  Outstanding Indebtedness; Waiver of Claims. Borrower hereby acknowledges and agrees that as of January 25, 2006 the aggregate outstanding principal amount of the Revolving Loans is $42,081,339 and the aggregate outstanding principal amount of the Term Loan is $9,000,000 and that such principal amounts are payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. Each Credit Party, each of their successors-in-title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under any Credit Party, for their past, present and future employees, agents, representatives, officers, directors, shareholders, and trustees, does hereby forever remise, release and discharge the Agent and each Lender and each of their respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom the Agent or any Lender would be liable if such persons or entities were found to be liable to any Credit Party, or any of them (collectively hereinafter the "Lender Parties"), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys' fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature relating to, arising out of or in connection with the Credit Agreement or any other Loan Document, including but not limited to, acts, omissions to act, actions, negotiations, discussions and events resulting in the finalization and execution of this Amendment, as, among and between the Borrower and the Lender Parties, such claims whether now accrued and whether now known or hereafter discovered from the beginning of time through the date hereof.

  Each Credit Party hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it may have under Section 1542 of the California Civil Code, or any other similar provision of any other jurisdiction, as against the Lender Parties. Section 1542 of the Civil Code of California provides:

  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

  Each Credit Party hereby acknowledges that the foregoing waiver of the Section 1542 of the California Civil Code was separately bargained for. Each Credit Party knowingly, voluntarily, intentionally and expressly waives any and all rights and benefits conferred by Section 1542, or by any law of the any state or territory of the United States or any foreign country or principle of common law that is similar or analogous to Section 1542 and agrees and acknowledges that this waiver is an essential term of this Amendment, without which the consideration would not have been given by the Agent and the Lenders to the Borrower. As to each and every claim released hereunder, each Credit Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein.

  Reaffirmation and Consent. Borrower hereby (a) acknowledges and agrees that (i) its obligations, including the Obligations owing to Agent and the Lenders pursuant to the Credit Agreement and the other Loan Documents, as amended hereby and (ii) the prior grant or grants of security interests in favor of Agent, for itself and the benefit of the Lenders, in its properties and assets, under the Credit Agreement and the other Loan Documents to which it is a party shall be in respect of and shall secure payment and performance of the Obligations under the Credit Agreement and the other Loan Documents, as amended hereby; (b) reaffirms (i) all of its obligations (including the Obligations) owing to Agent under the Credit Agreement and the Loan Documents, as amended hereby, and (ii) all liens and prior grants (if any) of security interests in favor of Agent under the Credit Agreement and the Loan Documents, as amended hereby; (c) agrees that the Credit Agreement and the Loan Documents, as amended hereby, are and shall remain, in full force and effect following the execution and delivery of the Amendment; and (d) agrees that (i) all references in the Loan Documents to the "Loan Documents" shall include the Loan Documents, as amended hereby, (ii) all references in the Loan Documents to the "Credit Agreement" shall include the Credit Agreement, as amended hereby, and (iii) all references in the Loan Documents to the "Obligations" shall include the Obligations (as defined in the Credit Agreement, as amended hereby).
  Expenses. Borrower hereby reconfirms its obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.
  Effectiveness. This Amendment shall become effective (the "Amendment No. 5 Effective Date") only upon satisfaction in full in the judgment of the Agent of each of the following conditions:
    Agent shall have received counterparts of this Amendment executed by the Borrower, Agent, Syndication Agent and the Lenders signatory hereto,
    Agent shall have received duly executed originals of the GE Capital Fee Letter (as defined after taking into effect this Amendment) and all fees due to Agent thereunder,
    Agent shall have received duly executed originals of the Revolving Notes for each applicable Lender, dated the Amendment No. 5 Closing Date,
    Agent shall have received for each Credit Party, (a) all amendments to such Person's Charter since the Closing Date (or a certificate indicating that such Person's Charter remains in effect and unchanged since the Closing Date), (b) good standing certificates (including verification of tax status) in such Person's state of incorporation and (c) good standing certificates (including verification of tax status) and certificates of qualification to conduct business in each jurisdiction where such Person's ownership or lease of property or the conduct of its business requires such qualification, each dated a recent date prior to the Amendment No. 5 Closing Date and certified by the applicable Secretary of State or other authorized Governmental Authority,
    Agent shall have received for each Credit Party, (a) all amendments to such Person's bylaws since the Closing Date (or a certificate indicating that such Person's bylaws remain in effect and unchanged since the Closing Date) and (b) resolutions of such Person's Board of Directors approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which such Person is a party and the transactions to be consummated in connection therewith, each certified as of the Amendment No. 5 Closing Date by such Person's corporate secretary or an assistant secretary as being in full force and effect without any modification or amendment,
    Agent shall have received duly executed originals of an opinion of O'Melveny & Myers LLP, counsel for the Credit Parties, in form and substance reasonably satisfactory to Agent and its counsel, dated the Amendment No. 5 Closing Date, accompanied by a letter addressed to such counsel from the Credit Parties, authorizing and directing such counsel to address its opinion to Agent, on behalf of Lenders, and to include in such opinion an express statement to the effect that Agent and Lenders are authorized to rely on such opinion,
    Agent shall have received duly executed originals of a certificate of the Chief Executive Officer and Chief Financial Officer of Borrower, dated the Amendment No. 5 Closing Date, stating that, except as otherwise disclosed to GE Capital in writing, since the Closing Date, (a) no event or condition has occurred or is existing which could reasonably be expected to have a Material Adverse Effect; (b) there has been no material adverse change in the industry in which Borrower operates; (c) no Litigation has been commenced which, if successful, would have a Material Adverse Effect or could challenge any of the transactions contemplated by the Agreement and the other Loan Documents; (d) there have been no Restricted Payments made by any Credit Party; and (e) there has been no material increase in liabilities, liquidated or contingent, and no material decrease in assets of Borrower or any of its Subsidiaries other than adjustments which are normal and customary due to seasonality,
    Agent shall have received (i) satisfactory evidence that the Credit Parties have obtained all required consents and approvals of all Persons including all requisite Governmental Authorities, to the execution, delivery and performance of this Amendment and the transactions contemplated thereby or (ii) an officer's certificate in form and substance reasonably satisfactory to Agent affirming that no such consents or approvals are required,
    No Default or Event of Default shall have occurred or be continuing under the Credit Agreement both before and after giving effect to this Amendment,
    No event or circumstance shall have occurred which could reasonably be expected to have a Material Adverse Effect, and
    Agent shall have received such other information, documents, instruments, approvals or opinions as the Agent, the Lenders or the Agent's counsel may require, in each case in form and substance reasonably satisfactory to the Agent and the Lenders.
  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
  Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GOTTSCHALKS INC.

By: ___________________________

Name: J. Gregory Ambro

Title: Senior Vice President and
Chief Administrative Officer

GENERAL ELECTRIC CAPITAL

CORPORATION,

as Agent and as a Lender

By: ___________________________

Name: Todd Gronski

Title: Its Duly Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT, INC.,

as Lender

By: ___________________________

Name:

Title:

WELLS FARGO FOOTHILL, INC.,
as Lender

By: ___________________________

Name:

Title:

LASALLE RETAIL FINANCE, a division of LASALLE BUSINESS CREDIT, LLC, as agent for STANDARD FEDERAL BANK NATIONAL ASSOCIATION N.A., as Lender

By: ___________________________

Name:

Title:

ANNEX J (from Annex A - Commitments Definition)
to
CREDIT AGREEMENT

Commitments prior to Revolver Increase Date	Commitments after Revolver Increase Date	Lender(s)
Revolving Loan Commitment (including a Swing Line Accommodation of $15,000,000) of $89,320,000	Revolving Loan Commitment (including a Swing Line Accommodation of $15,000,000) of $99,200,000	General Electric Capital Corporation
Term Loan Commitment of $9,000,000	Term Loan Commitment of $9,000,000	General Electric Capital Corporation
Revolving Loan Commitment of $38,520,000	Revolving Loan Commitment of $42,700,000	The CIT Group/Business Credit, Inc.
Revolving Loan Commitment of $16,600,000	Revolving Loan Commitment of $18,500,000	LaSalle Retail Finance
Revolving Loan Commitment of $27,560,000	Revolving Loan Commitment of $30,600,000	Wells Fargo Foothill, Inc.